DISTRIBUTIONS	6 Months Ended
Jun. 30, 2018
Distributions [Abstract]
DISTRIBUTIONS
DISTRIBUTIONS
For the three and six-month periods ended June 30, 2018, distributions to partnership unitholders were $185 million and $370 million, respectively, or $0.47 and $0.94, respectively, per partnership unit (2017: $160 million and $320 million or $0.435 and $0.87 per partnership unit), an 8% increase from December 31, 2017.
Additionally, incentive distributions were made to the special general partner of $34 million and $68 million for the three and six-month periods ended June 30, 2018, respectively (2017: $28 million and $56 million).
For the three and six-month periods ended June 30, 2018, our partnership declared preferred unit distributions of $10 million and $19 million, respectively, or $0.25 and $0.48, respectively, per preferred unit (2017: $8 million and $14 million or $0.25 and $0.49 per preferred unit).